Equity Line of Credit	12 Months Ended
Dec. 31, 2022
Equity [Abstract]
Equity Line of Credit
Note 6. Equity Line of Credit
In August 2022, SeaStar Medical, Inc., LMAO, and Tumim Stone Capital LLC (“Tumim”) entered into an equity line financing arrangement through a common Stock Purchase Agreement providing the right to sell Tumim up to $100,000 worth of shares of common stock. The Common Stock Purchase Agreement is subject to certain limitations and conditions and provided for a $2,500 commitment fee payable to Tumim. The Company paid $1,000 of the commitment fee in cash on the closing date of the Business Combination. The Company has recorded an accrued expense for the remaining $1,500 of the commitment fee as of December 31, 2022, of which $1,000 will be paid in newly issued shares of common stock. The $2,500 commitment fee was recorded in general and administrative expenses in the consolidated statements of operations for the year ended December 31, 2022.